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                                                                   Exhibit 10.28


                              EMPLOYMENT AGREEMENT

EMPLOYMENT AGREEMENT dated March 10, 2000 ("Employment Agreement") by and between MKS Instruments, Inc., a Massachusetts corporation (the "Corporation"), and Donald Smith of Belmont, MA (the "Employee").

WHEREAS, the Corporation and the Employee desire to provide for the employment of the Employee by the Corporation:

NOW, THEREFORE, in consideration of the premises and the mutual promises contained herein, the Corporation and the Employee hereby agree as follows:

         (1) TERM OF EMPLOYMENT: The Corporation hereby employs the Employee, and the Employee hereby accepts employment with the Corporation, for a period commencing as of March 10, 2000 and continuing from month to month thereafter until terminated as provided in this Section (1). The Corporation may terminate the employment of the Employee under this Employment Agreement at any time after September 10, 2000 by giving written notice to the Employee stating its election to terminate the employment of the Employee under this Employment Agreement. The employment of the Employee under this Employment Agreement shall terminate six
(6) months after the date of receipt by the Employee of such notice; provided, however, that the employment of the Employee under this Employment Agreement is subject to prior termination as hereinafter provided in Section (5). The Employee may terminate his employment with the Corporation under this Employment Agreement at any time after September 10, 2000 by giving written notice to the Corporation stating his election to terminate his employment under this Employment Agreement, provided, however, that the employment of the Employee under this Employment Agreement is subject to prior termination as hereinafter provided in Section (5).

The employment of the employee under this Employment Agreement shall terminate between twelve (12) and six (6) months after the date of receipt by the Corporation of such notice as set forth below:


IF NOTICE IS RECEIVED BY THE                 DATE OF TERMINATION OF EMPLOYMENT
CORPORATION:                 :               OF EMPLOYEE:
----------------------------                 -----------------------------------

Between September 10, 2000                   Twelve (12) months after date of
and October 9, 2000                          receipt of written notice by
                                             Corporation

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Between October 10, 2000 and                 Eleven (11) months after date of
November 9, 2000                             receipt of written notice by
                                             Corporation.

Between November 10, 2000 and                Ten (10) months after date of
December 9, 2000                             receipt of written notice by
                                             Corporation

Between December 10, 2000 and                Nine (9) months after date of
January 9, 2001                              receipt of written notice by
                                             Corporation

Between January 10, 2001 and February        Eight (8) months after date of
9, 2001                                      receipt of written notice by
                                             Corporation

Between February 10, 2001 and                Seven (7) months after date of
March 9, 2001                                receipt of written notice by
                                             Corporation

                                             Six (6) months after date of
Anytime on or after March 10, 2001           receipt of written notice by
                                             Corporation

         (2) CAPACITY: The Employee shall be employed by the Corporation in the position of Vice President and Chief Technical Officer and shall perform such duties as shall be assigned to Employee by the President and Chief Operating Officer of the Corporation, or his designee.

         (3) EXTENT OF SERVICES: During the term of employment of the Employee under this Employment Agreement, the Employee shall devote his full time to, and use his best efforts in the furtherance of, the business of the Corporation and shall not engage in any other business activity which interferes in any way with the Employee's performance of his duties to the Corporation, whether or not such business activity is pursued for gain or any other pecuniary advantage, without the prior written consent of the Corporation.

         (4) COMPENSATION: In consideration of the services to be rendered by the Employee under this Employment Agreement, the Corporation agrees to pay, and the Employee agrees to accept, the following compensation:

               (a) BASE SALARY: A base salary at the rate of $150,000 per year for the term of employment of the Employee under this Employment Agreement. The base salary shall be payable in equal biweekly installments subject to usual withholding requirements. This salary will be reviewed annually according to the established practices of the company. No overtime pay will be paid to the Employee by the Corporation.

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               (b) INCENTIVE: For each calendar year of the corporation during the term of employment of the Employee under this Employment Agreement, the Employee shall be entitled to participate in a Management Incentive Program pursuant to the terms of which the Employee may receive compensation in addition to his base salary if the Corporation attains its consolidated financial goals during such calendar year of the Corporation. The "targeted" additional compensation goal for the Employee shall be 40% of his earnings. The Management Incentive Program, including the consolidated financial goals established by the Corporation for the calendar year and the formula to be used to determine the payment of amounts under the Management Incentive Program, will be communicated to the Employee in writing prior to the beginning of each calendar year of the Corporation.

                  If there shall be any disagreement between the Corporation and the Employee as to the calculation of the Management Incentive Bonus in any calendar year of the Corporation during the term of employment of the Employee under this Employment Agreement, the decision of the independent Public Accounting firm of the corporation as to the amount of the Management Incentive Bonus of the Corporation shall be conclusive and binding on the corporation and the Employee. The Employee shall be entitled to inspect any certificate of such independent public accounting firm as to the calculation of the Management Incentive Bonus of the Corporation in any calendar year of the Corporation during the term of employment of the Employee under this Employment Agreement.

               Incentive payments shall be payable to the Employee on or before March 31 after the end of each calendar year of the Corporation during the term of employment of the Employee under this Employment Agreement.

               The Employee will not receive any payment under the Management Incentive Program for any calendar year in which the Employee is not actively employed on the last day of that calendar year, but the Employee need not be actively employed at the time the payment is actually made.

               (c)  MKS INSTRUMENTS  PROFIT SHARING AND RETIREMENT SAVINGS PLAN:
 The Employee shall be eligible to become a participant under the profit sharing plan of the Corporation on fulfilling the conditions set forth in the MKS Instruments Profit Sharing and Retirement Savings Plan of the Corporation.

               (d) VACATION: The Employee shall be entitled to an annual vacation leave of 20 days at full pay during each year of this Employment Agreement, subject to the Employee arranging such vacation so as not to affect adversely the ability of the Corporation to transact its necessary business. Vacation shall accrue at the rate of 13.33 hours per month.

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              (e) LIFE INSURANCE: The Corporation shall provide, and pay all of the premiums for, term life insurance in the amount of $250,000 for the Employee during the term of employment of the Employee under this Employment Agreement in accordance with the term life insurance plan of the Corporation.

              (f) MEDICAL/DENTAL INSURANCE: The Corporation shall provide group medical/dental insurance for the Employee and his eligible family members under the Plans of the Corporation applicable to the Employee during the term of employment of the Employee under this Employment Agreement. In addition, the Corporation shall provide to the Employee a supplemental medical/dental plan that will reimburse the Employee for the cost of any medically necessary services not paid under the primary medical/dental insurance plans, subject to an annual limit of $2,500.

              (g) OTHER BENEFITS: The Corporation shall provide other benefits for the employee under the Plans of the Corporation applicable to the Employee during the term of employment of the Employee under this Employment Agreement.

         (5) TERMINATION: The employment of the Employee under this Employment Agreement shall terminate:

              (a) On the expiration of the period of employment as provided in Section (1).

              (b)  Upon the death of the Employee.

              (c) At the election of the Corporation (i) if the Employee shall fail, or refuse, to perform the services required of him under this Employment Agreement, or (ii) if the Employee shall fail, or refuse, to perform the other covenants and agreements required of him under this Employment Agreement, or
(iii) "for cause", which term shall mean acts or actions detrimental to the best interests of the Corporation.


         (6)  PAYMENT UPON TERMINATION:

              (a) If the employment of the Employee is terminated on the expiration of the period of employment as provided in Section (1), the Employee shall not be entitled to any compensation, and the Corporation shall have no obligation to pay the employee any compensation, except as is provided in this Employment Agreement.
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               (b) If the employment of the Employee is terminated by death, the
Corporation shall pay to the estate of the Employee the compensation which would otherwise be payable to the Employee at the end of the month in which his death occurs.

               (c) In the event the employment of the Employee is terminated at the election of the Corporation pursuant to Section (5) (c) hereof, the Employee shall only be entitled to his base salary through the last day of actual employment or the date of termination, whichever is earlier..

         (7) TRADE SECRETS: The Employee covenants and agrees that he will communicate to the Corporation, and will not divulge or communicate to any other person, partnership, corporation or other entity without the prior written consent of the Corporation, any trade secrets of the Corporation or confidential information relating to the business of the Corporation or any one connected with the Corporation, and that such trade secrets and confidential information shall not be used by the Employee either on his own behalf or for the benefit of others or disclosed by the Employee to any one, except to the Corporation, during or after the term of employment of the Employee under this Employment Agreement.

         (8)  INVENTIONS AND PATENTS:

               (a) The Employee shall make prompt full disclosure in writing to the Corporation of all inventions, improvements and discoveries, whether or not patentable, which the Employee conceives, devises, makes, discovers, develops, perfects or first reduces to practice, either alone or jointly with others, during the term of employment of the Employee under this Employment Agreement, which relate in any way to the fields, products or business of the Corporation, including development and research, whether during or out of the usual hours of work or on or off the premises of the Corporation or by use of the facilities of the Corporation or otherwise and whether at the request or suggestion of the Corporation or otherwise (all such inventions, improvements and discoveries being hereinafter called the "Inventions"), including any Inventions, whether or not patentable, conceived, devised, made, discovered, developed, perfected or first reduced to practice by the Employee after the employment of the Employee under this Employment Agreement is terminated if the Inventions were conceived by the Employee during the term of employment of the Employee under this Employment Agreement. Any Inventions, whether or not patentable which relate in any way to the fields, products or business of the Corporation, conceived, devised, made, discovered, developed, perfected or first reduced to practice by the Employee within six (6) months of the date of termination of the

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employment of the Employee under this Employment Agreement shall be conclusively presumed to have been conceived during the term of employment of the Employee under this Employment Agreement.

               (b) The Employee agrees that the Inventions shall be the sole and exclusive property of the Corporation.

               (c) The Employee agrees to assist the Corporation and its nominees in every reasonable way (entirely at its or their expense) to obtain for the benefit of the Corporation letters patent for the Inventions and trademarks, trade names and copyrights relating to the Inventions, and any renewals, extensions or reissues thereof, in any and all countries, and agrees to make, execute, acknowledge and deliver, at the request of the Corporation, all written applications for letters patent, trademarks, trade names and copyrights relating to the Inventions and any renewals, extensions or reissues thereof, in any and all countries, and all documents with respect thereto, and all powers of attorney relating thereto and, without further compensation, to assign to the Corporation or its nominee all the right, title and interest of the Employee in and to such applications and to any patents, trademarks, trade names or copyrights which shall thereafter issue on any such applications, and to execute, acknowledge and deliver all other documents deemed necessary by the Corporation to transfer to or vest in the Corporation all of the right, title and interest of the Employee in and to the Inventions, and to such trademarks, trade names, patents and copyrights together with exclusive rights to make, use, license and sell them throughout the world.

               (d) The Employee agrees that even though his employment is terminated under this Employment Agreement he will, at any time after such termination of employment, carry out and perform all of the agreements of Subsections (8) (a) and (8) (c) above, and will at any time and at all times cooperate with the Corporation in the prosecution and/or defense of any litigation which may arise in connection with the Inventions, provided, however, that should such services be rendered after termination of employment of the Employee under this Employment Agreement, the Employee shall be paid reasonable compensation on a per diem basis.

               (e) The Employee agrees to make and maintain adequate and current written records of all Inventions in the form of notes, sketches, drawings, or reports relating thereto, which records shall be and remain the property of, and available to, the Corporation at all times.

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               (f) The Employee agrees that he will, upon leaving the employment of the Corporation, promptly deliver to the Corporation all originals and copies of disclosures, drawings, prints, letters, notes, and reports either typed, handwritten or otherwise memorialized, belonging to the Corporation which are in his possession or under his control and the Employee agrees that he will not retain or give away or make copies of the originals or copies of any such disclosures, drawings, prints, letters, notes or reports.

         (9) PROPERTY OF CORPORATION: All files, records, reports, documents, drawings, specifications, equipment, and similar items relating to the business of the Corporation, whether prepared by the Employee or otherwise coming into his possession, shall remain the exclusive property of the Corporation and shall not be removed by the Employee from the premises of the Corporation under any circumstances whatsoever without the prior written consent of the Corporation. Provided, however, the Employee may remove such files and other items from the premises of the Corporation if required to do so during the course of his duties or if required to work at home.

         (10)  NON-COMPETITION:

                (a) During the term of employment of the Employee under this Employment Agreement, and during a period of one (1) year after termination of employment of the Employee under this Employment Agreement without regard to the cause of termination of employment and whether or not such termination of employment was caused by the Employee or by the Corporation, (i) the Employee shall not engage, either directly or indirectly, in any manner or capacity, in any business or activity which is competitive with any business or activity conducted by the Corporation; (ii) the Employee shall not work for or employ, directly or indirectly, or cause to be employed by another, any person who was an employee, officer or agent of the Corporation or of any of its subsidiaries at any time during a period of twelve (12) months prior to the termination of the employment of the Employee under this Employment Agreement nor shall the Employee form any partnership with, or establish any business venture in cooperation with, any such person which is competitive with any business or activity of the Corporation; (iii) the Employee shall not give, sell or lease any goods or services competitive with the goods or services of the Corporation or its subsidiaries to any person, partnership, corporation or other entity who purchased goods or services from the Corporation or its subsidiaries within one
(1) year before the termination of the employment of the Employee under this Employment Agreement; (iv) the Employee shall not have any financial interest, or participate as a director, officer, stockholder, partner, employee,

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consultant or otherwise, in any corporation, partnership or other entity which is competitive with any business or activity conducted by the Corporation.

                (b) The Corporation and the Employee agree that the services of the Employee are of a personal, special, unique and extraordinary character, and cannot be replaced by the Corporation without great difficulty, and that the violation by the Employee of any of his agreements under this Section (10) would damage the goodwill of the Corporation and cause the Corporation irreparable harm which could not reasonably or adequately be compensated in damages in an action at law, and that the agreements of the Employee under this Section (10) may be enforced by the Corporation in equity by an injunction or restraining order in addition to being enforced by the Corporation at law.

                (c) In the event that this Section (10) shall be determined by any court of competent jurisdiction to be unenforceable by reason of its extending for too long a period of time or over too great a range of activities, it shall be interpreted to extend only over the maximum period of time or range of activities as to which it may be enforceable.

         (11) NOTICE: Any and all notices under this Employment Agreement shall be in writing and, if to the Corporation, shall be duly given if sent to the Corporation by registered or certified mail, postage prepaid, return receipt requested, at the address of the Corporation set forth under its name below or at such other address as the Corporation may hereafter designate to the Employee in writing for the purpose, and if to the Employee, shall be duly given if delivered to the Employee by hand or if sent to the Employee by registered or certified mail, postage prepaid, return receipt requested, at the address of the Employee set forth under his name below or at such other address as the Employee may hereafter designate to the Corporation in writing for the purpose.

         (12) ASSIGNMENT: The rights and obligations of the Corporation under this Employment Agreement shall inure to the benefit of, and shall be binding upon, the successors and assigns of the Corporation. The rights and obligations of the Employee under this Employment Agreement shall inure to the benefit of, and shall be binding upon, the heirs, executors and legal representatives of the Employee.

         (13)  ENTIRE AGREEMENT AND SEVERABILITY:

                (a)  This Employment Agreement and the MKS offer of employment

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letter dated March 10, 2000 (and the documents referenced herein) supersede any and all other agreements, either oral or in writing, between the parties hereto with respect to the employment of the Employee by the Corporation and contain all of the covenants and agreements between the parties with respect to such employment. Each party to this Employment Agreement acknowledges that no representations, inducements, promises or agreements, oral or otherwise, have been made by any party, or any one acting on behalf of any party, which are not embodied herein, and that no other agreement, statement or promise not contained in this Employment Agreement or referenced herein, or as amended, shall be valid and binding. Any modification of this Employment Agreement will be effective only if it is in writing signed by both parties to this Employment Agreement.

                (b) If any provision in this Employment Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remaining provisions shall nevertheless continue in full force and effect without being impaired or invalidated in any way.

                (c) All pronouns used herein shall include the masculine, feminine, and neuter gender as the context requires.

         (14) GOVERNING LAW: This Employment Agreement shall be governed by, and construed and enforced in accordance with, the internal laws of The Commonwealth of Massachusetts without reference to conflict of laws principles.

IN WITNESS WHEREOF, the parties hereto have executed, in the Commonwealth of Massachusetts, this Employment Agreement as a sealed instrument, all as of the day, month and year first written above.


MKS INSTRUMENTS, INC.

By:  /s/ Peter Younger
    -------------------------------------
    Peter Younger
    President and Chief Operating Officer
    6 Shattuck Road, Andover, MA  01810

     /s/ Donald K. Smith
    -------------------------------------
         Donald Smith


Address: 10 Village Hill Rd.
         --------------------------------
         Belmont, MA 02478
         --------------------------------



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